General Information	12 Months Ended
Dec. 31, 2025
General Information
General information

1.    General information

Ferroglobe PLC and its subsidiaries (collectively the “Company”, “Ferroglobe”, “we”, “our”, “us”) is among the world’s largest producers of silicon metal and silicon-based alloys, important ingredients in a variety of industrial and consumer products. The Company’s customers include major silicone chemical producers, aluminum and steel manufacturers, auto companies and their suppliers, ductile iron foundries, manufacturers of photovoltaic solar cells and computer chips, and concrete producers.

Ferroglobe PLC (the “Parent Company” or “the Parent”) is a public limited company that was incorporated in the United Kingdom on February 5, 2015 (formerly named ‘Velonewco Limited’). The Parent’s registered office is The Scalpel, 18th Floor, 52 Lime Street, London United Kingdom EC3M 7AF.